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  Annual Report December 31, 2000




[WALL STREET SIGN]                 EATON VANCE
                                   TAX-MANAGED
                                     GROWTH
                                      FUND


[CALCULATOR AND TAX FORM]

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]

James B. Hawkes
President

During the year ended December 31, 2000, Eaton Vance Tax-Managed Growth Fund had a total return of 3.03% for Class A shares.(1) This return resulted from an increase in net asset value (NAV) to $23.44 per share on December 31, 2000 from $22.75 per share on December 31, 1999. For Class B, the total return was 2.25%, based on an increase in NAV to $22.69 from $ 22.19.(1) For Class C, the total return was 2.25% based on an increase in NAV to $21.80 from $21.32.(1) For Class I, the total return was 3.28% based on an increase in NAV to $11.02 from $10.67.(1)

For comparison,the average total return for mutual funds in the Lipper Multi-Cap Core Classification was -2.96% during the period, and the S&P 500 Index - an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance - had a total return of -9.1%.(2)

In 2000, the U.S. equity markets were characterized by extreme volatility and dramatic declines in the more aggressive sectors. After a prolonged period in which risk-taking was amply rewarded, the markets became more conservative during 2000. Many technology, media, and telecommunications stocks that were big winners in 1998 and 1999 experienced significant price declines in 2000 -victims of diminished growth expectations, earnings shortfalls, and a collapse in valuations from inflated levels. The nascent Internet sector was devastated. The tech-heavy NASDAQ Composite Index plunged over 39%, giving back nearly all the gains it had made in 1999.(2)

The valuation-sensitive investment style employed by Tax-Managed Growth Portfolio (the vehicle through which the Fund invests) was well suited for the tumultuous market conditions of 2000. In the following pages, Duncan W. Richardson, portfolio manager of Tax-Managed Growth Portfolio elaborates on the Portfolio's investment approach, the results of 2000 and the outlook for 2001.

Effective March 1, 2001, the name of the Fund will change to Eaton Vance Tax-Managed Growth Fund 1.1. This change is being made to distinguish the Fund from the new Eaton Vance Tax-Managed Growth Fund 1.2, which will become available on March 1st. Like the Fund, Tax-Managed Growth 1.2 will pursue its investment program by investing in Tax-Managed Growth Portfolio. Eaton Vance believes the introduction of Tax-Managed Growth 1.2 will accelerate growth in the Portfolio's assets, which should benefit the Fund's shareholders by supporting the Fund's high tax-efficiency and lowering its costs due to economies of scale in the management of the Portfolio.

We appreciate your continuing investment in the Fund and remain confident that it is well positioned to provide you with attractive long-term, after-tax returns in the years ahead.

                                       Sincerely,

                                   /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       February 9, 2001

-------------------------------------------------------------------------------


FUND INFORMATION
AS OF DECEMBER 31, 2000



PERFORMANCE(3)                                       Class A      Class B       Class C      Class I
---------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------------
One Year                                               3.03%        2.25%         2.25%        3.28%
Life of Fund+                                         19.68        18.78         19.28         6.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------------
One Year                                              -2.90%       -2.75%         1.25%        3.28%
Life of Fund+                                         18.20        18.56         19.28         6.64

+Inception Dates - Class A and Class B: 3/28/96; Class C:8/2/96; Class I: 7/6/99



TEN LARGEST HOLDINGS(4)

------------------------------------------
American International Group, Inc.   2.8%
Automatic Data Processing, Inc.      1.9
Marsh & McLennan Cos., Inc.          1.7
Pfizer, Inc.                         1.7
Omnicom Group, Inc.                  1.4
Johnson & Johnson Co.                1.4
General Electric Co.                 1.4
PepsiCo, Inc.                        1.4
Morgan Stanley Dean Witter & Co.     1.3
Wells Fargo & Co.                    1.2


(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.(2) It is not possible to invest directly in an Index or a Lipper Classification.(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class I has no sales charge.(4) Ten largest holdings accounted for 16.2% of the Portfolio's net assets. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION

AN INTERVIEW WITH DUNCAN W. RICHARDSON, PORTFOLIO MANAGER OF TAX-MANAGED GROWTH PORTFOLIO. MR RICHARDSON IS SENIOR VICE PRESIDENT AND CHAIRMAN OF THE EQUITY STRATEGY COMMITTEE OF EATON VANCE.

[PHOTO OF DUNCAN W. RICHARDSON]

Duncan W. Richardson
Portfolio Manager

Q: Duncan, despite another year of volatility in the stock markets, the Portfolio outperformed its benchmark. What factors accounted for this solid showing?
A: MR. RICHARDSON: 2000 was a record year in terms of market volatility. I would attribute our outperformance of the benchmark averages, on both a pre-tax and after-tax basis, to our techniques for managing risk. 1999 was a year that rewarded risk-taking, but 2000 was a year that risk came home to roost, when many funds and portfolios paid a heavy price for piling into overpriced momentum stocks. The benchmarks were down and our Portfolio was up because we did not participate in many overvalued benchmark securities. We continued to stick to our investment disciplines, and those disciplines add value in most years.

Q: Would you elaborate on those investment disciplines?
A: First, we invest with a long-term orientation, and are patient in accumulating our positions. Second, when we determine that a stock is no longer suitable for the Portfolio, we take our losses early. This is not only beneficial from a tax point of view (i.e., we capture a loss to possibly offset other taxable gains we might take in the Portfolio), but it also helps limit exposure to further declines in the stock. This is a discipline that helps in all markets, but particularly in down markets.

   Our third discipline is that we don't chase the action as stocks move higher; we're not momentum investors. We typically buy stocks that are reasonably priced in relation to their fundamental value. That was important in 2000, because if you did chase stocks, you had a reasonable chance of losing half or more of your money. (More than half of the NASDAQ stocks declined 50% or more off their highs last year.)

   Finally, the year 2000 illustrated that diversification isn't so dull within an investment strategy. Our Portfolio remains broadly diversified: the Top 10 holdings accounted for only 16.2% of the Portfolio at year-end. We continue to carefully manage stock- and sector-specific risk.

Q: Did any specific stocks or sectors have an impact on the Portfolio's performance?
A: The performance over the course of the year came from numerous areas and, as in most years, you could not attribute it to just a few stocks or sectors. Generally, each year we initiate positions in dozens of names and carefully watch them to ensure that we bought them at the right prices and that the fundamentals are on track. It was a great many stocks delivering on earnings
   - and the market sometimes rewarding those earnings with higher multiples - that tended to drive the Portfolio's performance this year. There have been some very dramatic sector shifts in the market, and we expect that there will continue to be, but our expertise is not in capturing those shifts nor in making radical sector bets. We prefer to seek out the best long-term risk/reward growth opportunities in whatever sector of the market they appear.

Q: Could you provide us with an overview of any changes you made to the
   Portfolio's sector weightings this year?
A: We correctly de-emphasized the technology sector, a strategy that certainly helped our performance relative to the overall market. In addition, we were somewhat underweighted relative to the S&P 500 in telecommunication stocks, which also had a down year. We remain underweighted in those sectors, but with the return to reasonable expectations for many of these stocks, we are evaluating some opportunities for increased emphasis.

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION

Although some of the financial and insurance stocks did very well, our overweighting in financial stocks wasn't helped by the rising interest rate environment. We believe there's reason to expect lower interest rates over the intermediate term, and this would benefit our holdings in the financial area, but we are staying wary of credit risks. Elsewhere, we remain slightly overweighted relative to the S&P 500 in both consumer staples and consumer cyclicals. We think these will do well, partly because the valuations are right, and partly because we think that these companies can continue to deliver earnings in a softening economic environment. One of the areas in which we increased our exposure late in 2000 was retail, where we had been underweighted. Some of these stocks got to price levels that discounted a much more severe economic slowdown than we anticipate will happen.

For most of the year, our higher weighting in the energy sector was very helpful to performance. Although we typically don't have much exposure to cyclical areas like energy, our analysts in this sector have been forcefully recommending this sector for the past couple of years. So some of our energy-related investments made several years ago paid off handsomely in 2000.



FIVE LARGEST INDUSTRY SECTORS+
----------------------------------------------
As a percentage of total net assets

[CHART]

Computers & Business Equipment 4.7%

+Five largest industry sectors are subject to change due to active management.




Q: Again this year, the Fund made no capital gains distributions, while the mutual fund industry as a whole may distribute a record amount. How were you able to avoid any distributions in 2000?
A: This was a year in which many other funds not only had negative returns, but also made big taxable distributions, a double whammy for their shareholders. Funds with a higher turnover strategy than ours took a lot of gains earlier in the year when the market was very high, and then when the market subsequently declined, didn't take their losses. However, we were very disciplined about realizing losses when they occurred. This method is important to achieving tax-efficiency, but also has the benefit of preserving capital. We do take gains over time, but we generally get out of a security the same way we got in - over a period of months, not in a couple of moments in the trading day. This generally keeps the "tax trigger" of the Fund in its shareholders' hands.

   Our investment style has outperformed the benchmark for the 1-, 3-, 5-, and 10-year periods on both a pre- and after-tax basis.* I attribute our pre-tax success to our sensitivity to valuation. Our after-tax success is from taking advantage of the volatility in certain stocks, sectors, as well as in the overall market, to harvest losses over the years.

   Years like 2000 remind investors that paying attention to taxes is a critical element of wealth creation. You obviously can't meet your financial goals by having negative returns and then paying taxes on those negative returns. To us, minimizing distributions is a less risky way of enhancing your after-tax returns than stretching for higher pre-tax returns with more active trading strategies or more risky or concentrated portfolios.





*See page 7 for information about after-tax returns.

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION

Q: What can we expect in the year ahead?
A: I expect continued volatility. The unwinding of the historic financing boom from 1997 into early 2000 is not yet complete. A record number of IPOs financed new companies - which means increased competition - in technology and telecommunications. There's also some more of the burst Internet bubble to be cleaned up in 2001. In telecom, we're sensitive to problems with demand and with debt, for both new and old companies. There will likely be bankruptcies and not be enough business to go around. In tech and some other areas, we're faced with several difficult quarters of year-over-year earnings comparisons; investors likely won't have earnings working in their favor for a while. However, much of the market is at attractive valuation levels that are discounting a less robust economy going forward.

   In the first half of 2001, the market will struggle with the slowing economy and likely lower earnings, but should be buoyed by the falling interest rate outlook. Previously, our analysts correctly identified a slowing of the economy. Our feeling is that by closely monitoring companies and staying on top of the fundamentals we will also be able to identify inflection points on the uptick in 2001. By the second half, I'm hopeful that lower interest rates and lower oil prices will return the U.S. economy to stronger growth, and that the fundamentals of more businesses will look better.

Q: Do you have any final comments to make to the shareholders of Eaton Vance
   Tax-Managed Growth Fund?
A: Once again, our team here would like to thank our fellow shareholders for their continued confidence in us. We would also like to compliment them for their collective behavior during the turbulent 2000 market. We try to attract shareholders who view the market like we do, as a multi-year proposition. Our feeling is that shareholders should not be alarmed by the increasing volatility of the market; in fact, as long-term investors we benefit from volatility, because it gives us the opportunity to buy stocks at lower prices. Congratulations to those of you who both stuck with us and stepped up to take advantage of some pullbacks in the Fund.

   We will continue to seek returns but also to manage risk. I should point out here that the easiest risk to eliminate, year in and year out, is the risk of giving away too high a portion of your returns in taxes. While we cannot be sure, it's possible we may be entering a period of lower returns for the market, similar to longer-term historical norms, so every percentage point of return is critical in reaching financial goals.

   Finally, I would like shareholders to know that here at Eaton Vance, we have expanded our capacities in the equity research area, adding to our team several experienced analysts and managers. We look forward to working for you again in 2001.

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FUND PERFORMANCE

[CHART]

EATON VANCE TAX-MANAGED GROWTH FUND-CLASS A
VS. THE STANDARD & POOR'S 500 STOCK INDEX

Inception:  3/28/96


                                 FUND                FUND                S&P
                             VALUE AT          VALUE WITH                500
DATE                              NAV        SALES CHARGE              INDEX
-----------------------------------------------------------------------------
3/31/1996                     $10,000              $9,525            $10,000
4/30/1996                     $10,282              $9,687            $10,147
5/31/1996                     $10,503              $9,896            $10,409
6/30/1996                     $10,543              $9,934            $10,448
7/31/1996                     $10,050              $9,469             $9,987
8/31/1996                     $10,342              $9,744            $10,198
9/30/1996                     $10,956             $10,322            $10,771
10/31/1996                    $11,237             $10,588            $11,068
11/30/1996                    $12,042             $11,346            $11,904
12/31/1996                    $11,831             $11,147            $11,668
1/31/1997                     $12,525             $11,801            $12,397
2/28/1997                     $12,435             $11,716            $12,494
3/31/1997                     $12,052             $11,355            $11,982
4/30/1997                     $12,676             $11,943            $12,696
5/31/1997                     $13,471             $12,692            $13,469
6/30/1997                     $14,090             $13,275            $14,072
7/31/1997                     $15,227             $14,346            $15,191
8/31/1997                     $14,583             $13,739            $14,341
9/30/1997                     $15,378             $14,489            $15,126
10/31/1997                    $14,816             $13,959            $14,621
11/30/1997                    $15,250             $14,368            $15,297
12/31/1997                    $15,644             $14,739            $15,560
1/31/1998                     $15,704             $14,796            $15,732
2/28/1998                     $16,956             $15,975            $16,866
3/31/1998                     $17,773             $16,746            $17,729
4/30/1998                     $18,076             $17,031            $17,907
5/31/1998                     $17,521             $16,508            $17,600
6/30/1998                     $18,187             $17,135            $18,314
7/31/1998                     $17,773             $16,746            $18,119
8/31/1998                     $15,179             $14,302            $15,502
9/30/1998                     $16,169             $15,234            $16,495
10/31/1998                    $17,309             $16,308            $17,836
11/30/1998                    $18,207             $17,154            $18,917
12/31/1998                    $19,620             $18,486            $20,006
1/31/1999                     $20,195             $19,028            $20,842
2/28/1999                     $19,610             $18,476            $20,195
3/31/1999                     $20,195             $19,028            $21,002
4/30/1999                     $20,751             $19,551            $21,816
5/31/1999                     $20,337             $19,161            $21,301
6/30/1999                     $21,336             $20,102            $22,482
7/31/1999                     $20,599             $19,408            $21,781
8/31/1999                     $20,347             $19,170            $21,673
9/30/1999                     $19,691             $18,552            $21,080
10/31/1999                    $20,912             $19,703            $22,413
11/30/1999                    $21,427             $20,188            $22,869
12/31/1999                    $22,961             $21,633            $24,215
1/31/2000                     $22,184             $20,901            $22,998
2/29/2000                     $22,658             $21,348            $22,564
3/31/2000                     $24,313             $22,908            $24,769
4/30/2000                     $23,910             $22,527            $24,025
5/31/2000                     $23,486             $22,128            $23,531
6/30/2000                     $24,162             $22,765            $24,112
7/31/2000                     $23,758             $22,385            $23,735
8/31/2000                     $25,323             $23,858            $25,208
9/30/2000                     $24,535             $23,117            $23,878
10/31/2000                    $24,576             $23,155            $23,777
11/30/2000                    $22,931             $21,605            $21,903
12/31/2000                    $23,657             $22,289            $22,011


[CHART]

EATON VANCE TAX-MANAGED GROWTH FUND-CLASS B
VS. THE STANDARD & POOR'S 500 INDEX

Inception:  3/28/96


                                  FUND                S&P
                              VALUE AT               $500
DATE                               NAV              INDEX
----------------------------------------------------------
3/31/1996                      $10,000            $10,000
4/30/1996                      $10,272            $10,147
5/31/1996                      $10,503            $10,409
6/30/1996                      $10,543            $10,448
7/31/1996                      $10,040             $9,987
8/31/1996                      $10,332            $10,198
9/30/1996                      $10,936            $10,771
10/31/1996                     $11,217            $11,068
11/30/1996                     $12,002            $11,904
12/31/1996                     $11,781            $11,668
1/31/1997                      $12,465            $12,397
2/28/1997                      $12,374            $12,494
3/31/1997                      $11,992            $11,982
4/30/1997                      $12,596            $12,696
5/31/1997                      $13,360            $13,469
6/30/1997                      $13,954            $14,072
7/31/1997                      $15,060            $15,191
8/31/1997                      $14,417            $14,341
9/30/1997                      $15,191            $15,126
10/31/1997                     $14,638            $14,621
11/30/1997                     $15,060            $15,297
12/31/1997                     $15,433            $15,560
1/31/1998                      $15,483            $15,732
2/28/1998                      $16,700            $16,866
3/31/1998                      $17,495            $17,729
4/30/1998                      $17,787            $17,907
5/31/1998                      $17,233            $17,600
6/30/1998                      $17,877            $18,314
7/31/1998                      $17,455            $18,119
8/31/1998                      $14,909            $15,502
9/30/1998                      $15,855            $16,495
10/31/1998                     $16,972            $17,836
11/30/1998                     $17,847            $18,917
12/31/1998                     $19,215            $20,006
1/31/1999                      $19,759            $20,842
2/28/1999                      $19,185            $20,195
3/31/1999                      $19,748            $21,002
4/30/1999                      $20,272            $21,816
5/31/1999                      $19,869            $21,301
6/30/1999                      $20,815            $22,482
7/31/1999                      $20,091            $21,781
8/31/1999                      $19,829            $21,673
9/30/1999                      $19,185            $21,080
10/31/1999                     $20,362            $22,413
11/30/1999                     $20,845            $22,869
12/31/1999                     $22,324            $24,215
1/31/2000                      $21,549            $22,998
2/29/2000                      $22,002            $22,564
3/31/2000                      $23,592            $24,769
4/30/2000                      $23,179            $24,025
5/31/2000                      $22,757            $23,531
6/30/2000                      $23,400            $24,112
7/31/2000                      $22,988            $23,735
8/31/2000                      $24,497            $25,208
9/30/2000                      $23,712            $23,878
10/31/2000                     $23,742            $23,777
11/30/2000                     $22,143            $21,903
12/31/2000                     $22,827            $22,011




Performance+                                          Class A      Class B      Class C      Class I
------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------------------------
One Year                                                3.03%        2.25%        2.25%        3.28%
Life of Fund++                                         19.68        18.78        19.28         6.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------------------------
One Year                                               -2.90%       -2.75%        1.25%        3.28%
Life of Fund++                                         18.20        18.56        19.28         6.64

++Inception Dates - Class A and Class B: 3/28/96; Class C:8/2/96; Class I:
7/6/99


*Source: Lipper, Inc.; TowersData, Bethesda, MD. Investment operations commenced 3/28/96. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

The charts compare the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the charts represent the total returns of $10,000 hypothetical investments in Class A or Class B of the Fund and in the S&P 500 Index. An investment in the Fund's Class C shares on 8/2/96 at net asset value would have grown to $21,800 on December 31, 2000. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have grown to $11,020 on December 31, 2000. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class I has no sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FUND PERFORMANCE

After-Tax Performance
as of December 31, 2000

The table below sets forth the Fund's pre-tax performance and after-tax performance. After-tax performance reflects the impact of federal income taxes on Fund distributions of income and net realized capital gains, while pre-tax performance does not. If an investor sells Fund shares, any realized gains will be subject to taxes not reflected in the after-tax returns shown below. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

--------------------------------------------------------------------------------
Average Annual Returns
at Net Asset Value for the period ended December 31, 2000



1 Year                        Pre-Tax     After-Tax     Tax-Efficiency
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
      Class A                  3.03%        3.03%       100.00%
      Class B                  2.25%        2.25%       100.00%
      Class C                  2.25%        2.25%       100.00%
      Class I                  3.28%        3.28%       100.00%

Life of Fund*                 Pre-Tax     After-Tax     Tax-Efficiency
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
      Class A                 19.68%       19.65%        99.85%
      Class B                 18.78%       18.78%       100.00%
      Class C                 19.28%       19.28%       100.00%
      Class I                  6.64%        6.64%       100.00%


*Inception Dates - Class A and Class B: 3/28/96; Class C: 8/2/96; Class I:
7/6/99
Source:TowersData, Bethesda, Md
--------------------------------------------------------------------------------

Pre-tax returns are calculated by determining the percentage change in net asset value with all distributions reinvested in Fund shares. After-tax returns are calculated similarly, except that distributions are reduced by federal income taxes before reinvestment, based on the highest applicable federal tax rate at the time of each distribution (currently 39.6% for income distributions and 20% for capital gains distributions). State and local taxes, the federal alternative minimum tax and taxes due upon a sale of fund shares are not considered. Pre-tax and after-tax returns are identical because the Fund did not make any dividend or capital gains distributions in 2000. There can be no assurance that such distributions will not be made in the future.

The performance does not include the effects of the Class A shares initial sales charge (5.75% maximum) or any applicable contingent deferred sales charge: for Class B, CDSC is based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. For Class C, the CDSC is 1% for shares redeemed in the first year. Class I has no sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The after-tax returns shown above are not applicable to shares held in tax-deferred accounts (such as IRA or 401(k) accounts) and shares held by non-taxable entities (such as qualified pension plans and charities).

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
--------------------------------------------------------
Investment in Tax-Managed Growth
   Portfolio, at value
   (identified cost, $5,303,368,787)      $7,074,263,348
Receivable for Fund shares sold               29,509,452
Deferred organization expenses                    10,447
--------------------------------------------------------
TOTAL ASSETS                              $7,103,783,247
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $   10,665,344
Payable to affiliate for service fees             32,169
Payable to affiliate for Trustees' fees            1,896
Accrued expenses                               1,107,684
--------------------------------------------------------
TOTAL LIABILITIES                         $   11,807,093
--------------------------------------------------------
NET ASSETS                                $7,091,976,154
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $5,374,756,209
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (53,674,616)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                        1,770,894,561
--------------------------------------------------------
TOTAL                                     $7,091,976,154
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $1,698,289,285
SHARES OUTSTANDING                            72,441,229
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        23.44
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $23.44)      $        24.87
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $3,951,916,071
SHARES OUTSTANDING                           174,146,520
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        22.69
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $1,384,534,687
SHARES OUTSTANDING                            63,518,454
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        21.80
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $      437,904
SHARES OUTSTANDING                                39,736
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        11.02
--------------------------------------------------------
Class S Shares
--------------------------------------------------------
NET ASSETS                                $   56,798,207
SHARES OUTSTANDING                             2,420,221
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        23.47
--------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $372,785)            $  56,836,000
Interest allocated from Portfolio            17,177,493
Expenses allocated from Portfolio           (29,591,491)
-------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  44,422,002
-------------------------------------------------------

Expenses
-------------------------------------------------------
Trustees fees and expenses                $       4,271
Distribution and service fees
   Class A                                    3,452,881
   Class B                                   36,703,149
   Class C                                   12,365,473
   Class S                                      116,821
Transfer and dividend disbursing agent
   fees                                       4,709,672
Printing and postage                            507,661
Registration fees                               498,083
Legal and accounting services                    34,762
Custodian fee                                    33,005
Amortization of organization expenses            20,335
Miscellaneous                                   516,021
-------------------------------------------------------
TOTAL EXPENSES                            $  58,962,134
-------------------------------------------------------

NET INVESTMENT LOSS                       $ (14,540,132)
-------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(106,691,615)
   Securities sold short                     30,146,424
   Foreign currency transactions                (58,992)
-------------------------------------------------------
NET REALIZED LOSS                         $ (76,604,183)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 212,358,308
   Securities sold short                     17,510,878
   Foreign currency                              (5,966)
-------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 229,863,220
-------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 153,259,037
-------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 138,718,905
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (14,540,132) $      (5,394,002)
   Net realized loss                            (76,604,183)       (24,471,118)
   Net change in unrealized
      appreciation (depreciation)               229,863,220        816,114,247
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     138,718,905  $     786,249,127
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     500,304,307  $     548,631,355
      Class B                                   773,600,613      1,060,728,264
      Class C                                   399,411,831        426,422,085
      Class I                                       604,569             52,943
   Issued in reorganization
      (See Note 8)
      Class S                                            --         52,758,701
   Cost of shares redeemed
      Class A                                  (244,521,628)      (190,080,488)
      Class B                                  (361,270,148)      (243,087,720)
      Class C                                  (145,321,463)      (106,021,954)
      Class I                                      (201,652)              (550)
      Class S                                    (1,168,443)          (834,291)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     921,437,986  $   1,548,568,345
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   1,060,156,891  $   2,334,817,472
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $   6,031,819,263  $   3,697,001,791
------------------------------------------------------------------------------
AT END OF YEAR                            $   7,091,976,154  $   6,031,819,263
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                          CLASS A
                                  ----------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                                  --------------------------    PERIOD ENDED                       YEAR ENDED
                                    2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)            OCTOBER 31, 1998(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   22.750     $   19.440                $ 17.150                       $ 14.680
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income             $    0.083     $    0.101                $  0.017                       $  0.099
Net realized and unrealized
   gain                                0.607          3.209                   2.273                          2.371
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $    0.690     $    3.310                $  2.290                       $  2.470
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   23.440     $   22.750                $ 19.440                       $ 17.150
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                         3.03%         17.03%                  13.35%                         16.83%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,698,289     $1,401,591                $852,967                       $689,283
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          0.77%          0.68%                   0.62%(5)                       0.67%
   Net investment income                0.35%          0.49%                   0.56%(5)                       0.59%
Portfolio Turnover of the
   Portfolio                              13%            11%                      3%                            12%
--------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                  -------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                                  --------------------------    PERIOD ENDED
                                    2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   22.190     $   19.100               $   16.870
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment loss               $   (0.092)    $   (0.055)              $   (0.005)
Net realized and unrealized
   gain                                0.592          3.145                    2.235
-----------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $    0.500     $    3.090               $    2.230
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   22.690     $   22.190               $   19.100
-----------------------------------------------------------------------------------------------

TOTAL RETURN(4)                         2.25%         16.18%                   13.22%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $3,951,916     $3,465,441               $2,196,794
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                          1.53%          1.45%                    1.37%(6)
   Net investment loss                 (0.40)%        (0.28)%                  (0.18)%(6)
Portfolio Turnover of the
   Portfolio                              13%            11%                       3%
-----------------------------------------------------------------------------------------------

                                                 CLASS B
                                -----------------------------------------
                                         YEAR ENDED OCTOBER 31,
                                -----------------------------------------
                                  1998(1)         1997         1996(3)
------------------------------
Net asset value -- Beginning
   of year                       $   14.550     $ 11.150       $10.000
------------------------------
Income (loss) from operations
------------------------------
Net investment loss              $   (0.027)    $ (0.011)      $(0.003)
Net realized and unrealized
   gain                               2.347        3.411         1.153
------------------------------
TOTAL INCOME FROM OPERATIONS     $    2.320     $  3.400       $ 1.150
------------------------------
NET ASSET VALUE -- END OF YEAR   $   16.870     $ 14.550       $11.150
------------------------------
TOTAL RETURN(4)                       15.95%       30.49%        11.50%
------------------------------
Ratios/Supplemental Data
------------------------------
Net assets, end of year (000's
   omitted)                      $1,801,720     $574,740       $77,644
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                         1.43%        1.50%         1.63%(6)
   Net investment loss                (0.16)%      (0.15)%       (0.13)%(6)
Portfolio Turnover of the
   Portfolio                             12%          14%            6%
------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) For the period from the start of business, March 28, 1996, to October 31, 1996.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                          CLASS C
                                  ----------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                                  --------------------------    PERIOD ENDED                       YEAR ENDED
                                    2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)            OCTOBER 31, 1998(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   21.320     $   18.380                $ 16.240                       $ 14.030
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment loss               $   (0.091)    $   (0.074)               $ (0.011)                      $ (0.053)
Net realized and unrealized
   gain                                0.571          3.014                   2.151                          2.263
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $    0.480     $    2.940                $  2.140                       $  2.210
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   21.800     $   21.320                $ 18.380                       $ 16.240
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                         2.25%         16.00%                  13.18%                         15.75%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,384,535     $1,108,513                $647,241                       $522,877
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          1.54%          1.56%                   1.55%(5)                       1.59%
   Net investment loss                 (0.41)%        (0.39)%                 (0.37)%(5)                     (0.33)%
Portfolio Turnover of the
   Portfolio                              13%            11%                      3%                            12%
--------------------------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS I
                                  -----------------------------------------------------------
                                  YEAR ENDED                  PERIOD ENDED
                                  DECEMBER 31, 2000(1)        DECEMBER 31, 1999(1)(2)
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                                $10.670                         $10.000
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                     $ 0.068                         $ 0.031
Net realized and unrealized
   gain                                     0.282                           0.639
---------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS              $ 0.350                         $ 0.670
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR            $11.020                         $10.670
---------------------------------------------------------------------------------------------

TOTAL RETURN(3)                              3.28%                           6.70%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                               $   438                         $    58
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                               0.54%                           0.55%(5)
   Net investment income                     0.61%                           0.66%(5)
Portfolio Turnover of the
   Portfolio                                   13%                             11%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, July 6, 1999, to December 31, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS S
                                  -----------------------------------------------------------
                                  YEAR ENDED                  PERIOD ENDED
                                  DECEMBER 31, 2000(1)        DECEMBER 31, 1999(1)(2)
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                                $22.750                         $21.000
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                     $ 0.107                         $ 0.067
Net realized and unrealized
   gain                                     0.613                           1.683
---------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS              $ 0.720                         $ 1.750
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR            $23.470                         $22.750
---------------------------------------------------------------------------------------------

TOTAL RETURN(3)                              3.16%                           8.33%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                               $56,798                         $56,217
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                               0.67%                           0.66%(5)
   Net investment income                     0.45%                           0.51%(5)
Portfolio Turnover of the
   Portfolio                                   13%                             11%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, May 14, 1999, to December 31, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Tax-Managed Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has five classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are offered at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company (see Note 8) and are exempt from registration under the Securities Act of 1933. Class S shares may be subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (38.5% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $53,674,616 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund reorganization and may be subject to certain limitations. Such capital loss carryover will expire on December 31, 2007 ($25,656,203) and October 31, 2006 ($28,018,413).

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Other -- Investment transactions are accounted for on a trade date basis.
   Dividends to shareholders are recorded on the ex-dividend date.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS A                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      21,276,320    27,027,194
    Redemptions                               (10,444,055)   (9,289,600)
    --------------------------------------------------------------------
    NET INCREASE                               10,832,265    17,737,594
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      33,877,085    53,313,343
    Redemptions                               (15,910,458)  (12,145,126)
    --------------------------------------------------------------------
    NET INCREASE                               17,966,627    41,168,217
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS C                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      18,190,487    22,290,602
    Redemptions                                (6,676,297)   (5,506,082)
    --------------------------------------------------------------------
    NET INCREASE                               11,514,190    16,784,520
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS I                                       2000        1999(1)
    --------------------------------------------------------------------
    Sales                                          53,440         5,456
    Redemptions                                   (19,103)          (57)
    --------------------------------------------------------------------
    NET INCREASE                                   34,337         5,399
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS S                                       2000        1999(2)
    --------------------------------------------------------------------
    Sales                                              --     2,512,232
    Redemptions                                   (50,781)      (41,230)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (50,781)    2,471,002
    --------------------------------------------------------------------

 (1) For the period from July 6, 1999 (commencement of share class designation), to December 31, 1999.
 (2)  For the period from May 14, 1999, to December 31, 1999.

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research, a subsidiary of EVM, to render investment advisory services. See
   Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $1,847,016 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2000.

   Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5 Distribution and Service Plan
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   paid or accrued $28,137,462 and $9,274,105 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Plan were approximately $119,358,000 and $77,172,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2000 amounted to $3,452,881, $8,565,687, and $3,091,368 for Class A, Class B, and Class C
   shares, respectively.

   Pursuant to a servicing agreement, the Fund will make service fee payments in the amount of 0.20% (annualized) on the value of Class S shares to EVD, one half of which is paid to a subagent commencing in the thirteenth month after the issuance of Class S shares. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 2000 in the amount of $116,821.

   Certain officers and Trustees of the Fund are officers of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) is generally imposed on any redemption of Class B shares made within six years of purchase, on any redemption of Class C shares made within one year of purchase and on any redemption of Class S shares made within two years of issuance. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase or issuance. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a CDSC if redeemed within one year of purchase. Class S shares will be subject to a 1% CDSC if redeemed within one year of issuance and a 0.50% CDSC if redeemed during the second year after issuance. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see
   Note 5). CDSC charges assessed on Class B and Class C shares received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $7,909,000, $207,000 and $2,000 of CDSC paid by shareholders for Class B shares, Class C shares and Class S shares, respectively, for the year ended December 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $1,666,022,503 and $817,443,181, respectively, for the year ended
   December 31, 2000.

8 Transfer of Net Assets
-------------------------------------------
   On May 14, 1999, the Tax-Managed Growth Fund acquired a private investment company (the Company). Under the terms of the acquisition, the Company transferred substantially all of its assets to the Fund in exchange for Class S shares of beneficial interest in the Fund and the assumption by the Fund of certain of the Company's liabilities. The assets transferred to the Fund by the Company consisted of investment securities. The Fund immediately exchanged such securities into the Portfolio for an interest in the Portfolio. In connection with the acquisition, the Fund exchanged 2,512,232 Class S shares with a net asset value of $21.00 per share for investment securities with a value of $55,256,692 (including $53,429,791 of unrealized appreciation) and assumed liabilities totaling $2,497,991. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Immediately after the acquisition, the combined net assets of the Eaton Vance Tax-Managed Growth Fund were $4,697,128,097, with a net asset value of $20.60, $20.19, $19.40 and $21.00 for Class A, Class B, Class C and Class S, respectively.

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUTUAL FUNDS TRUST AND SHAREHOLDERS
OF EATON VANCE TAX-MANAGED GROWTH FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund (one of the series constituting Eaton Vance Mutual Funds Trust) as of December 31, 2000, and the related statement of operations for the year ended December 31, 2000, and the statements of changes in net assets for the two years ended December 31, 2000, and the financial highlights for the two years ended December 31, 2000, the two-month period ended
December 31, 1998 and for each of the years in the two-year period ended
October 31, 1998 and for the period from the start of business, March 28, 1996, to October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund at December 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.1%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Advertising and Marketing Services -- 3.4%
--------------------------------------------------------------------------
ACNielsen Corp.(1)                              66,001     $     2,392,536
Advo, Inc.(1)                                  670,000          29,731,250
Catalina Marketing Corp.(1)                     76,714           2,987,051
Harte-Hanks Communications, Inc.               135,487           3,209,348
Havas Advertising ADR(1)                     2,431,419          34,343,793
IMS Health, Inc.                               498,012          13,446,324
Interpublic Group Cos., Inc.                 3,641,817         155,004,836
Lamar Advertising Co.(1)                       857,818          33,106,456
Omnicom Group, Inc.                          3,174,478         263,084,864
TMP Worldwide, Inc.(1)                         119,580           6,576,900
TMP Worldwide, Inc.(1)(2)(3)                    34,846           1,916,128
True North Communications, Inc.                499,879          21,244,857
Valassis Communications, Inc.(1)               975,000          30,773,438
Ventiv Health, Inc.(1)                         160,833           2,020,465
WPP Group PLC                                  488,000           6,356,639
WPP Group PLC ADR                              155,310           9,755,409
--------------------------------------------------------------------------
                                                           $   615,950,294
--------------------------------------------------------------------------
Aerospace and Defense -- 0.8%
--------------------------------------------------------------------------
Boeing Company (The)                         1,634,544     $   107,879,904
Boeing Company (The)(2)(3)                     250,000          16,478,344
Honeywell International, Inc.                  284,652          13,467,598
Northrop Grumman Corp.                          67,538           5,605,654
Raytheon Co., Class B                          213,564           6,633,832
Teledyne Technologies, Inc.(1)                   6,117             144,514
--------------------------------------------------------------------------
                                                           $   150,209,846
--------------------------------------------------------------------------
Apparel and Textiles -- 0.0%
--------------------------------------------------------------------------
Shaw Industries, Inc.                          325,000     $     6,154,687
Unifi, Inc.(1)                                  51,208             457,671
--------------------------------------------------------------------------
                                                           $     6,612,358
--------------------------------------------------------------------------
Auto and Parts -- 0.2%
--------------------------------------------------------------------------
Aftermarket Technology Corp.(1)                 46,000     $       100,625
Borg-Warner Automotive, Inc.                   230,270           9,210,800
DaimlerChrysler                                 19,952             822,022
Dana Corp.                                      46,137             706,473
Delphi Automotive Systems                        6,128              68,940
Ford Motor Co.                                 240,055           5,626,289
General Motors Corp.                            13,596             692,546
Genuine Parts Co.                              147,059           3,851,108
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Auto and Parts (continued)
--------------------------------------------------------------------------
Harley-Davidson, Inc.                           49,700     $     1,975,575
Honda Motor Co. Ltd. ADR                         5,000             369,375
SPX Corp.(1)                                    47,862           5,178,070
TRW, Inc.                                        2,000              77,500
Visteon Corp.                                   15,135             174,053
--------------------------------------------------------------------------
                                                           $    28,853,376
--------------------------------------------------------------------------
Banks - Money Center -- 0.4%
--------------------------------------------------------------------------
Bank of Montreal                               136,928     $     7,214,394
Chase Manhattan Corp.(1)                       459,027          20,857,039
Morgan (J.P.) & Co., Inc.                      218,780          36,208,090
Royal Bank of Scotland Group PLC                51,201           1,209,977
Royal Bank of Scotland
Group PLC (A.V.S.)(1)                           50,837              63,033
--------------------------------------------------------------------------
                                                           $    65,552,533
--------------------------------------------------------------------------
Banks - Regional -- 5.9%
--------------------------------------------------------------------------
AmSouth Bancorporation                         692,177     $    10,555,699
Associated Banc-Corp.                          624,922          18,982,006
Bank of America Corp.                        1,327,437          60,896,173
Bank of Granite Corp.                           22,500             523,125
Bank of New York Co., Inc. (The)               359,398          19,834,277
Bank One Corp.                               1,238,985          45,377,826
Bank United Corp.                              102,072           6,960,035
Banknorth Group, Inc.                           65,720           1,310,292
BB&T Corp.                                     695,376          25,946,217
City National Corp.                            130,000           5,045,625
Colonial Bancgroup, Inc. (The)                 396,090           4,257,967
Comerica, Inc.                                 155,041           9,205,559
Commerce Bancshares, Inc.                      142,938           6,074,846
Community First Bancshares, Inc.               418,000           7,889,750
Compass Bancshares, Inc.                       306,668           7,321,698
Fifth Third Bancorp                            447,549          26,741,053
First Citizens BancShares, Inc.                 65,900           5,321,425
First Financial Bancorp.                        51,393             873,681
First Midwest Bancorp, Inc.                    458,929          13,194,209
First Tennessee National Corp.                  33,488             969,059
First Union Corp.                            1,237,805          34,426,452
Firstar Corp.                                2,808,435          65,296,114
FleetBoston Financial Corp.                  2,808,399         105,490,487
Hibernia Corp., Class A                         63,017             803,467
Huntington Bancshares, Inc.                    400,000           6,475,000
Keycorp                                        500,764          14,021,392

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Banks - Regional (continued)
--------------------------------------------------------------------------
M&T Bank Corp.                                  20,000     $     1,360,000
Marshall and Ilsley Corp.                       50,410           2,562,340
Mellon Financial Corp.                         206,912          10,177,484
National City Corp.                            442,706          12,727,797
National Commerce Bancorporation             1,072,894          26,554,126
Northern Trust Corp.                         1,363,796         111,234,611
Old Kent Financial Corp.                        79,943           3,497,506
PNC Bank Corp.                                 145,615          10,638,996
Popular, Inc.                                      716              18,840
Regions Financial Corp.                      1,284,408          35,080,394
S&T Bancorp, Inc.                              100,000           2,162,500
SouthTrust Corp.                                76,101           3,096,359
Southwest Bancorporation of
Texas, Inc.(1)                                 215,601           9,257,368
Sovereign Bancorporation, Inc.                 442,584           3,595,995
State Street Corp.                              64,000           7,949,440
Summit Bancorp.                                176,081           6,724,093
SunTrust Banks, Inc.                           201,151          12,672,513
Synovus Financial                              945,437          25,467,709
U.S. Bancorp.                                  457,914          13,365,365
Union Planters Corp.                            87,070           3,112,752
Valley National Bancorp.                       305,241          10,168,341
Wachovia Corp.                                 132,559           7,704,992
Washington Mutual, Inc.                        138,506           7,349,475
Wells Fargo & Co.                            4,057,454         225,949,470
Westamerica Bancorporation                     266,506          11,459,758
Whitney Holding Corp.                          253,297           9,197,847
Zions Bancorporation                           137,571           8,589,589
--------------------------------------------------------------------------
                                                           $ 1,085,469,094
--------------------------------------------------------------------------
Beverages -- 2.6%
--------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                    2,128,699     $    96,855,804
Coca-Cola Company (The)                      2,078,457         126,655,974
Coca-Cola Enterprises, Inc.                    264,724           5,029,756
Panamerican Beverages, Inc., Class A            80,000           1,135,000
PepsiCo, Inc.                                5,023,110         248,957,889
--------------------------------------------------------------------------
                                                           $   478,634,423
--------------------------------------------------------------------------
Broadcasting and Cable -- 1.2%
--------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group(1)          1,385,714     $    18,793,746
AT&T Corp. - Liberty Media Group,
Class B(1)                                      32,876             616,425
Cablevision Systems Corp. (1)(2)(3)            130,000          11,032,213
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Broadcasting and Cable (continued)
--------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)          467,378     $    22,638,622
Comcast Corp., Class A(1)                    1,736,177          72,485,390
Cox Communications, Inc., Class A(1)           608,036          28,311,676
Gaylord Entertainment Co.(1)                   428,482           8,944,562
General Motors Corp., Class H(1)             1,175,262          27,031,026
Infinity Broadcasting Corp.(1)                  34,500             963,844
Univision Communications, Inc.(1)              663,184          27,149,095
Westwood One, Inc.(1)                          122,400           2,363,850
--------------------------------------------------------------------------
                                                           $   220,330,449
--------------------------------------------------------------------------
Building Materials and Tools -- 0.6%
--------------------------------------------------------------------------
American Standard Companies, Inc.(1)           172,899     $     8,526,082
CRH PLC                                        262,701           4,888,340
Interface, Inc.                                422,412           3,669,704
Masco Corp.                                  2,278,653          58,532,899
Sherwin-Williams Co. (The)                      80,069           2,106,816
Snap-On, Inc.                                   71,795           2,001,286
Valspar Corp.                                  620,000          19,951,600
Vulcan Materials Co.                            49,689           2,378,861
--------------------------------------------------------------------------
                                                           $   102,055,588
--------------------------------------------------------------------------
Business Services - Miscellaneous -- 0.6%
--------------------------------------------------------------------------
ANC Rental Corp.(1)                            689,786     $     2,414,251
Century Business Services, Inc.(1)             400,000             450,000
Cintas Corp.                                 1,103,661          58,700,969
Concord EFS, Inc.(1)                           213,905           9,398,451
Fair, Isaac and Co., Inc.                      238,828          12,180,228
Gartner Group, Inc.(1)                           3,000              20,700
Gartner Group, Inc., Class B(1)                 92,416             585,917
Half (Robert) International, Inc.(1)             3,600              95,400
Manpower, Inc.                                 110,000           4,180,000
Navigant Consulting, Inc.(1)                   496,795           1,894,031
Navigant International, Inc.(1)                 59,630             484,494
ServiceMaster Co.                              695,430           7,997,445
Spherion Corp.(1)                               90,000           1,018,125
Staff Leasing, Inc.(1)                         156,250             468,750
Sylvan Learning Systems, Inc.(1)               815,396          12,078,053
United Rentals, Inc.(1)                        342,099           4,596,955
Viad Corp.                                      40,314             927,222
--------------------------------------------------------------------------
                                                           $   117,490,991
--------------------------------------------------------------------------
Chemicals -- 0.6%
--------------------------------------------------------------------------
Ashland, Inc.                                  106,674     $     3,828,530

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Chemicals (continued)
--------------------------------------------------------------------------
Bayer AG ADR                                    40,000     $     2,106,764
Dow Chemical Co. (The)                         150,501           5,512,099
DuPont (E.I.) de Nemours & Co.               1,054,446          50,942,922
Eastman Chemical Co.                               148               7,215
Monsanto Co.(1)                              1,810,000          48,983,125
Solutia, Inc.                                   99,629           1,195,548
Syngenta AG ADR (1)                             10,030             109,703
--------------------------------------------------------------------------
                                                           $   112,685,906
--------------------------------------------------------------------------
Communications Equipment -- 2.9%
--------------------------------------------------------------------------
3Com Corp.(1)                                  873,949     $     7,428,566
ADC Telecommunications, Inc.(1)                937,781          16,997,280
Advanced Fibre Communication, Inc.(1)           15,000             270,937
Alcatel S.A. ADR                                43,728           2,446,035
Avaya, Inc.(1)                                  48,028             495,289
Avaya, Inc.(1)(2)(3)                            25,000             257,774
CIENA Corp.(1)                                 702,026          57,039,612
Comverse Technology, Inc.(1)                   386,378          41,970,310
Corning, Inc.                                  930,112          49,121,540
JDS Uniphase Corp.(1)                          266,080          11,092,210
Lucent Technologies, Inc.                      496,773           6,706,435
Lucent Technologies, Inc.(2)(3)                300,000           4,049,613
Marconi PLC                                    674,246           7,248,958
Motorola, Inc.                               1,286,001          26,041,520
Nokia Corp., Class A, ADR                    3,891,143         169,264,720
Nortel Networks Corp.                        2,152,570          69,016,776
Qualcomm, Inc.(1)                              344,112          28,281,705
Salient 3 Communications, Inc., Class A         78,125             185,547
Telefonaktiebolaget LM Ericsson,
Class B ADR                                  1,816,000          20,316,500
Tellabs, Inc.(1)                               353,998          20,000,887
--------------------------------------------------------------------------
                                                           $   538,232,214
--------------------------------------------------------------------------
Communications Services -- 2.4%
--------------------------------------------------------------------------
Alltel Corp.                                 1,315,181     $    82,116,614
Alltel Corp.(2)(3)                              30,000           1,872,732
American Tower Corp., Class A(1)               145,509           5,511,153
AT&T Corp.                                   1,564,226          27,080,663
BCE, Inc.                                       80,269           2,322,784
BellSouth Corp.                                699,286          28,627,021
Broadwing, Inc.(1)                             764,587          17,442,141
Citizens Communications Co.(1)                  59,563             781,764
Global Crossing Ltd.(1)                        124,289           1,778,886
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Communications Services (continued)
--------------------------------------------------------------------------
Intermedia Communications, Inc.(1)             403,275     $     2,898,539
ITC Deltacom, Inc.(1)                        1,118,041           6,026,912
McLeodUSA, Inc.(1)                           1,523,959          21,525,919
McLeodUSA, Inc.(1)(2)(3)                       150,000           2,116,102
McLeodUSA, Inc.(1)(2)(3)                       231,562           3,267,951
Nextel Communications, Inc., Class A(1)        221,782           5,489,104
NTL, Inc.(1)                                   400,391           9,584,351
PTEK Holdings, Inc.(1)                          28,000              40,250
Qwest Communications International(1)           81,903           3,358,023
RSL Communications Ltd.(1)                     747,161             127,017
SBC Communications, Inc.                     1,587,062          75,782,210
Sprint Corp.                                 1,315,630          26,723,734
Sprint Corp., PCS Group(1)                     815,754          16,671,972
Talk.com, Inc.(1)                              247,376             355,603
Telecom Corp. of New Zealand Ltd. ADR            8,000             133,500
Telephone & Data Systems, Inc.                 131,756          11,858,040
Verizon Communications, Inc.                   180,425           9,043,803
Vodafone Group PLC ADR                          40,745           1,459,180
Voicestream Wireless
Corporation(1)(2)(3)                           395,175          39,590,515
Winstar Communications, Inc.(1)                 17,136             200,277
WorldCom, Inc.(1)                            2,372,008          33,356,363
--------------------------------------------------------------------------
                                                           $   437,143,123
--------------------------------------------------------------------------
Computer Software -- 3.4%
--------------------------------------------------------------------------
Adobe Systems, Inc.                            231,936     $    13,495,776
BMC Software, Inc.(1)                           35,000             490,000
Cadence Design Systems, Inc.(1)                956,000          26,290,000
Cognos, Inc.(1)                                 77,000           1,448,562
Computer Associates International, Inc.         32,395             631,702
Compuware Corp.(1)                               2,800              17,500
CSG Systems International, Inc.(1)              41,116           1,929,882
Edwards (J.D.) & Co.(1)                        891,844          15,885,971
HNC Software, Inc.(1)                          477,794          14,184,509
I2 Technologies, Inc.(1)                       363,180          19,747,912
Intuit, Inc.(1)                              1,157,751          45,658,805
Microsoft Corp.(1)                           4,197,398         182,062,138
Oracle Corp.(1)                              3,674,035         106,776,642
Parametric Technology Corp.(1)                  94,600           1,271,187
PeopleSoft, Inc.(1)                            475,770          17,692,697
Retek, Inc.(1)                                 593,916          14,476,703
Safeguard Scientific, Inc.(1)                   26,579             176,086
Sapient Corp.(1)                             2,049,828          24,469,822
Siebel Systems, Inc.(1)                      1,728,628         116,898,468

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Computer Software (continued)
--------------------------------------------------------------------------
Synavant, Inc.(1)                               24,900     $       116,719
Veritas Software Corp.(1)                       88,142           7,712,440
Wind River Systems, Inc.(1)                    220,537           7,525,825
--------------------------------------------------------------------------
                                                           $   618,959,346
--------------------------------------------------------------------------
Computers and Business Equipment -- 4.7%
--------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                      89,660     $     1,350,504
Cisco Systems, Inc.(1)                       5,542,579         212,003,647
Compaq Computer Corp.                           74,641           1,123,347
Dell Computer Corp.(1)                       3,518,058          61,346,136
EMC Corp.(1)                                   644,183          42,838,169
Gateway, Inc.(1)                             1,111,743          20,000,257
Hewlett-Packard Co.                          1,153,153          36,396,392
IDX Systems Corp.(1)                            60,000           1,500,000
International Business Machines Corp.          667,872          56,769,120
Jabil Circuit, Inc.(1)                          45,958           1,166,184
Jabil Circuit, Inc.(1)(2)(3)                 2,082,013          52,806,866
Lexmark International, Inc.(1)               5,036,940         223,199,404
Network Appliance, Inc.(1)                     488,000          31,323,500
Palm, Inc.(1)                                1,298,491          36,763,526
Pitney Bowes, Inc.                              67,682           2,241,966
Solectron Corp.(1)                           1,068,848          36,233,947
Solectron Corp.(1)(2)(3)                       500,000          16,942,231
Solectron Corp.(1)(2)(3)                       250,000           8,467,584
Sun Microsystems, Inc.(1)                      503,430          14,033,111
Sun Microsystems, Inc.(1)(2)(3)                 47,490           1,323,253
Xerox Corp.                                     40,742             188,432
Zebra Technologies Corp.(1)                      6,000             244,781
--------------------------------------------------------------------------
                                                           $   858,262,357
--------------------------------------------------------------------------
Conglomerates -- 2.3%
--------------------------------------------------------------------------
General Electric Co.                         5,253,671     $   251,847,854
Tyco International Ltd.                      1,186,995          65,878,222
United Technologies Corp.                    1,391,354         109,395,208
Vivendi Universal ADR                            8,000             522,500
--------------------------------------------------------------------------
                                                           $   427,643,784
--------------------------------------------------------------------------
Consumer Services -- 0.1%
--------------------------------------------------------------------------
Block (H&R), Inc.                              366,177     $    15,150,573
Cendant Corp.(1)                               187,999           1,809,490
Service Corp. International(1)                 145,389             254,431
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Consumer Services (continued)
--------------------------------------------------------------------------
Stewart Enterprises, Inc.                      114,000     $       217,318
--------------------------------------------------------------------------
                                                           $    17,431,812
--------------------------------------------------------------------------
Containers and Packaging -- 0.1%
--------------------------------------------------------------------------
Bemis Co., Inc.                                 91,000     $     3,054,187
Sealed Air Corp.(1)                            474,914          14,484,877
Sonoco Products Co.                            122,135           2,641,169
--------------------------------------------------------------------------
                                                           $    20,180,233
--------------------------------------------------------------------------
Distribution Services -- 1.4%
--------------------------------------------------------------------------
Airgas, Inc.(1)                                536,219     $     3,652,992
Arrow Electronics, Inc.(1)                       8,750             250,469
Cardinal Health, Inc.                          967,387          96,375,930
Cardinal Health, Inc.(2)(3)                     24,100           2,397,811
McKesson HBOC, Inc.                            166,692           5,982,576
MSC Industrial Direct Co.(1)                     5,000              90,312
School Specialty, Inc.(1)                       66,255           1,329,241
Sysco Corp.                                  4,743,436         142,303,080
Sysco Corp.(2)(3)                               99,028           2,969,478
Sysco Corp.(2)(3)                               44,744           1,340,558
--------------------------------------------------------------------------
                                                           $   256,692,447
--------------------------------------------------------------------------
Drugs and Drug Development -- 10.1%
--------------------------------------------------------------------------
Abbott Laboratories                          3,463,086     $   167,743,228
Allergan, Inc.                                  34,340           3,324,541
Alza Corp.(1)                                   49,044           2,084,370
American Home Products Corp.                   963,139          61,207,483
Amgen, Inc.(1)                               2,351,938         150,377,036
Andrx Group(1)                                  93,750           5,425,781
Andrx Group(1)(2)(3)                           300,000          17,337,541
AstraZeneca PLC ADR                             80,720           4,157,080
Bristol-Myers Squibb Co.                     2,289,343         169,268,298
Covance, Inc.(1)                                81,250             873,437
Elan Corp., PLC ADR(1)                         539,036          25,233,623
Forest Laboratories, Inc.(1)                    10,000           1,328,750
Genzyme Corp.(1)                               800,000          71,950,000
Gilead Sciences, Inc.(1)                         9,532             790,560
GlaxoSmithKline PLC ADR(1)                     648,382          36,309,393
Incyte Genomics, Inc.(1)                     1,151,474          28,642,916
King Pharmaceuticals, Inc.(1)(2)(3)          1,563,838          80,714,682
Lilly (Eli) & Co.                            1,237,852         115,197,602
Lilly (Eli) & Co.(2)(3)                         38,250           3,554,524
Merck & Co., Inc.                            1,557,519         145,822,716

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Drugs and Drug Development (continued)
--------------------------------------------------------------------------
Mylan Laboratories                             450,000     $    11,334,375
Novo Nordisk ADR                               116,911          10,346,623
Parexel International Corp.(1)                  35,000             378,437
Pfizer, Inc.                                 6,788,726         312,281,396
Pharmacia Corp.                              2,510,843         153,161,423
Quintiles Transnational Corp.(1)               417,372           8,738,726
Schering-Plough Corp.                        1,368,641          77,670,377
Sepracor, Inc.(1)                              884,000          70,830,500
Teva Pharmaceutical Industries Ltd.            300,000          21,975,000
Vertex Pharmaceuticals, Inc.(1)                 83,000           5,934,500
Watson Pharmaceuticals, Inc.(1)              1,781,781          91,204,915
--------------------------------------------------------------------------
                                                           $ 1,855,199,833
--------------------------------------------------------------------------
Electric Power -- 0.8%
--------------------------------------------------------------------------
AES Corp.(1)                                 1,378,084     $    76,311,401
Ameren Corp.                                     5,000             231,562
American Electric Power, Inc.                      960              44,640
Dominion Resources, Inc.                        28,938           1,938,846
Duke Energy Corp.                                4,117             350,974
Exelon Corp.                                   787,500          55,290,375
P G & E Corp.                                   47,705             954,100
Southern Energy, Inc.(1)                        14,500             410,531
Teco Energy, Inc.                               40,000           1,295,000
TXU Corp.                                      250,196          11,086,810
Wisconsin Energy Corp.                           9,576             216,059
--------------------------------------------------------------------------
                                                           $   148,130,298
--------------------------------------------------------------------------
Electrical Equipment -- 0.3%
--------------------------------------------------------------------------
American Power Conversion Corp.(1)             436,671     $     5,403,804
Baldor Electric Co.                            149,060           3,148,893
Emerson Electric Co.                           400,903          31,596,168
Molex, Inc., Class A                           112,582           2,863,805
Rockwell International Corp.                   203,032           9,669,399
Thomas and Betts Corp.                         132,863           2,150,720
--------------------------------------------------------------------------
                                                           $    54,832,789
--------------------------------------------------------------------------
Electronics - Instruments -- 0.5%
--------------------------------------------------------------------------
Agilent Technologies, Inc.(1)                  216,897     $    11,875,111
Applera Corporation - Applied
Biosystems Group(1)                             47,100           1,692,656
Dionex Corp.(1)                                362,140          12,493,830
Invitrogen Corp.(1)                             37,645           3,251,587
National Instruments Corp.(1)                  466,603          22,659,408
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Electronics - Instruments (continued)
--------------------------------------------------------------------------
PerkinElmer, Inc.                              110,263     $    11,577,615
Waters Corp.(1)                                198,320          16,559,720
X-Rite, Inc.                                   428,000           3,343,750
--------------------------------------------------------------------------
                                                           $    83,453,677
--------------------------------------------------------------------------
Electronics - Semiconductors and Related -- 3.7%
--------------------------------------------------------------------------
Altera Corp.(1)                                 80,516     $     2,118,577
Analog Devices, Inc.(1)                      3,043,828         155,805,946
Applied Materials, Inc.(1)                      80,212           3,063,096
Broadcom Corp., Class A(1)                     234,000          19,656,000
Conexant Systems(1)                            317,574           4,882,700
Cypress Semiconductor Corporation(1)           187,500           3,691,406
Cypress
Semiconductor Corporation(1)(2)(3)              19,307             379,774
Flextronics International Ltd.(1)              108,564           3,094,074
Intel Corp.                                  5,698,406         171,308,330
Intel Corp.(2)(3)                              119,093           3,575,119
Intel Corp.(2)(3)                              350,000          10,506,750
KLA-Tencor Corp.(1)                            101,498           3,419,214
Lam Research Corp.(1)                          293,051           4,249,240
Linear Technologies Corp.                      267,760          12,383,900
Maxim Integrated Products Co.(1)               274,351          13,117,407
National Semiconductor Corp.(1)                 79,368           1,597,281
Plexus Corp.(1)                                132,189           4,017,303
Sanmina Corp.(1)                               727,021          55,707,984
SpeedFam-IPEC, Inc.(1)                         221,000           1,339,813
Teradyne, Inc.(1)                              325,400          12,121,150
Texas Instruments, Inc.                      4,051,267         191,928,774
Ultratech Stepper, Inc.(1)                     245,129           6,342,713
Xilinx, Inc.(1)                                 68,518           3,160,393
--------------------------------------------------------------------------
                                                           $   687,466,944
--------------------------------------------------------------------------
Engineering and Construction -- 0.1%
--------------------------------------------------------------------------
Dycom Industries(1)                            170,511     $     6,127,739
Jacobs Engineering Group, Inc.(1)              168,555           7,785,134
--------------------------------------------------------------------------
                                                           $    13,912,873
--------------------------------------------------------------------------
Entertainment -- 1.2%
--------------------------------------------------------------------------
Callaway Golf Co.                               35,715     $       665,192
Disney (Walt) Co.                            1,031,468          29,848,105
Mattel, Inc.                                    22,091             318,994
MGM Grand, Inc.                                269,445           7,594,981
Time Warner, Inc.                            1,410,539          73,686,557

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Entertainment (continued)
--------------------------------------------------------------------------
Viacom, Inc., Class A(1)                        21,774     $     1,023,378
Viacom, Inc., Class B(1)                     2,241,664         104,797,792
--------------------------------------------------------------------------
                                                           $   217,934,999
--------------------------------------------------------------------------
Environmental Services -- 0.3%
--------------------------------------------------------------------------
Allied Waste Industries, Inc.(1)             1,075,000     $    15,654,687
Waste Management, Inc.                       1,402,239          38,912,132
--------------------------------------------------------------------------
                                                           $    54,566,819
--------------------------------------------------------------------------
Financial Services - Miscellaneous -- 4.4%
--------------------------------------------------------------------------
American Express Co.                         1,991,447     $   109,405,120
Capital One Financial Corp.                    560,175          36,866,517
Citigroup                                    4,050,760         206,841,933
Enhance Financial Service Group, Inc.           70,000           1,080,625
Fannie Mae                                   1,862,776         161,595,818
Finova Group, Inc.                             175,587             164,613
FirstPlus Financial Group, Inc.(1)             120,000              10,800
Freddie Mac                                  1,368,400          94,248,550
GreenPoint Financial Corp.                     100,000           4,093,750
GreenPoint Financial Corp.(2)(3)               300,000          12,263,596
Household International, Inc.                1,441,724          79,294,820
ING Groep NV ADR                               105,285           8,435,961
MGIC Investment Corp.                           80,000           5,395,000
Providian Financial Corp.                      806,498          46,373,635
USA Education, Inc.                            600,000          40,800,000
--------------------------------------------------------------------------
                                                           $   806,870,738
--------------------------------------------------------------------------
Foods -- 1.5%
--------------------------------------------------------------------------
Archer-Daniels-Midland Co.                     405,243     $     6,078,645
Campbell Soup Co.                               12,242             423,879
Conagra, Inc.                                  707,429          18,393,154
Dean Foods Co.                                 150,944           4,632,094
Flowers Industries, Inc.                       965,916          15,213,177
General Mills, Inc.                            123,254           5,492,506
Heinz (H.J.) Co.                               181,374           8,603,929
Hershey Foods Corp.                            714,492          45,995,423
Keebler Food Products Co.                      121,798           5,047,005
Keebler Food Products Co.(2)(3)                 28,300           1,172,144
Kellogg Co.                                    102,235           2,683,669
McCormick & Co., Inc.                          458,058          16,518,717
Quaker Oats Co. (The)                          110,087          10,719,722
Ralston Purina Group                           277,878           7,259,563
Riviana Foods, Inc.                            250,000           4,906,250
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Foods (continued)
--------------------------------------------------------------------------
Sara Lee Corp.                                 837,776     $    20,577,873
Smithfield Foods, Inc.(1)                    1,025,907          31,187,573
Smithfield Foods, Inc.(1)(2)(3)                892,858          27,137,067
Suiza Foods Corp.(1)                            40,152           1,927,296
Tyson Food, Inc.                               163,901           2,089,738
Unilever ADR                                   400,000          25,175,000
Wrigley (Wm.) Jr. Co.                          171,469          16,428,874
--------------------------------------------------------------------------
                                                           $   277,663,298
--------------------------------------------------------------------------
Furniture and Appliances -- 0.3%
--------------------------------------------------------------------------
HON Industries, Inc.                         1,270,418     $    32,395,659
Leggett & Platt, Inc.                          713,393          13,509,880
Maytag Corp.                                    27,073             874,796
Miller (Herman), Inc.                          540,103          15,527,961
Steelcase, Inc., Class A                       123,000           1,706,625
--------------------------------------------------------------------------
                                                           $    64,014,921
--------------------------------------------------------------------------
Health Services -- 0.3%
--------------------------------------------------------------------------
Beverly Enterprises, Inc.(1)                   357,143     $     2,924,108
Caremark Rx, Inc.(1)                            17,696             240,002
Cybear Group(1)                                 13,959               5,235
FPA Medical Management, Inc.(1)(2)             315,000               3,150
HCA - The Healthcare Company                    53,310           2,346,173
Health Management Associates, Inc.,
Class A(1)                                   1,311,170          27,206,778
HealthSouth Corp.(1)                           122,699           2,001,527
LabOne, Inc.(1)                                 53,940             310,155
Orthodontic Centers of America, Inc.(1)        100,000           3,125,000
Pacificare Health Systems, Inc.,
Class A(1)                                      19,500             292,500
PhyCor, Inc.(1)                                312,500              10,000
Quest Diagnostics, Inc.(1)                      15,625           2,218,750
Quorum Health Group, Inc.(1)                     6,893             108,565
Renal Care Group, Inc.(1)                      371,007          10,173,717
Response Oncology, Inc.(1)                      44,761              11,190
Sunrise Assisted Living, Inc.(1)               354,000           8,850,000
UnitedHealth Group, Inc.                        52,106           3,198,006
--------------------------------------------------------------------------
                                                           $    63,024,856
--------------------------------------------------------------------------
Household Products -- 2.7%
--------------------------------------------------------------------------
Avon Products, Inc.                            134,700     $     6,448,763
Blyth Industries, Inc.(1)                    1,085,671          26,191,813
Blyth Industries, Inc.(1)(2)(3)                167,616           4,040,198

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Household Products (continued)
--------------------------------------------------------------------------
Clorox Co.                                     421,344     $    14,957,712
Colgate-Palmolive Co.                          546,478          35,275,155
Energizer Holdings, Inc.(1)                     92,626           1,979,881
Fortune Brands, Inc.                            69,838           2,095,140
Gillette Co.                                 4,208,557         152,034,122
Helen of Troy Ltd.(1)                           20,000              97,500
Kimberly-Clark Corp.                         1,549,593         109,540,729
Lauder (Estee) Companies, Inc.               2,092,312          91,669,420
Newell Rubbermaid, Inc.                        423,137           9,626,367
Procter & Gamble Co.                           578,277          45,358,602
Water Pik Technologies, Inc.(1)                  2,141              14,987
--------------------------------------------------------------------------
                                                           $   499,330,389
--------------------------------------------------------------------------
Industrial Equipment -- 0.4%
--------------------------------------------------------------------------
Dover Corp.                                    419,712     $    17,024,568
Federal Signal Corp.                           283,471           5,563,118
Illinois Tool Works, Inc.                      386,412          23,015,665
Johnson Controls                                46,758           2,431,416
Nordson Corp.                                  163,978           4,181,439
Parker-Hannifin Corp.                          157,066           6,930,537
PPG Industries, Inc.                            13,680             633,555
Regal-Beloit Corp.                             265,000           4,520,900
Tecumseh Products Co., Class A                 156,420           6,559,864
Teleflex, Inc.                                  47,559           2,101,513
Wabtec                                         250,000           2,937,500
--------------------------------------------------------------------------
                                                           $    75,900,075
--------------------------------------------------------------------------
Information Services -- 4.9%
--------------------------------------------------------------------------
Acxiom Corp.(1)                                929,019     $    36,173,677
Affiliated Computer Services, Inc.(1)           20,000           1,213,750
Affiliated Computer Services,
Inc.(1)(2)(3)                                   80,327           4,867,837
America Online, Inc.(1)                        166,177           5,782,960
At Home Corp., Series A(1)                     240,582           1,330,731
At Home Corp., Series A(1)(2)(3)               171,895             950,572
Automatic Data Processing, Inc.              5,597,020         354,361,329
Bell and Howell Co.(1)                         115,000           1,897,500
BISYS Group, Inc. (The)(1)                     107,746           5,616,260
Ceridian Corp.(1)                              181,000           3,608,688
Check Point Software Technology Ltd.(1)        104,000          13,890,500
Circle.com(1)                                  120,625              67,852
Computer Sciences Corp.(1)                   2,955,400         177,693,425
DST Systems, Inc.(1)                           389,034          26,065,278
Electronic Data Systems Corp.                  157,612           9,102,093
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Information Services (continued)
--------------------------------------------------------------------------
Equifax, Inc.                                   80,000     $     2,295,000
First Data Corp.                             2,827,384         148,967,795
Investors Financial Services Corp.              51,000           4,386,000
Keane, Inc.(1)                                 200,000           1,950,000
Lason, Inc.(1)                                 355,000              95,850
NOVA Corp.(1)                                  104,965           2,092,740
Paychex, Inc.                                  365,232          17,759,406
Perot Systems Corp., Class A(1)                245,326           2,253,933
Reuters Holdings PLC ADR                       270,131          26,607,904
Reynolds & Reynolds, Inc., Class A             451,043           9,133,621
RSA Security, Inc.(1)                           40,000           2,115,000
SunGard Data Systems, Inc.(1)                  988,797          46,597,059
--------------------------------------------------------------------------
                                                           $   906,876,760
--------------------------------------------------------------------------
Insurance -- 7.0%
--------------------------------------------------------------------------
21st Century Insurance Group                    70,700     $     1,007,475
Aegon, NV ADR                                2,680,037         111,054,033
Aetna, Inc.(1)                                     368              15,111
Aflac Corp.                                    135,749           9,799,381
Allmerica Financial Corp.                        1,500             108,750
Allstate Corp. (The)                            40,426           1,761,058
American General Corp.                         101,421           8,265,811
American International Group, Inc.           5,194,621         511,994,832
American International Group, Inc.(2)(3)       375,000          36,948,001
AON Corp.                                      607,321          20,800,744
Berkshire Hathaway, Inc.(1)                        448          31,808,000
Berkshire Hathaway, Inc., Class B(1)            39,077          91,987,258
Chubb Corp.                                    104,451           9,035,012
Commerce Group, Inc.                           120,000           3,261,600
Delphi Financial Group, Inc.(1)                  6,448             248,248
Gallagher (A.J.) and Co.                       261,250          16,622,031
Hartford Financial Services Group                3,512             248,035
Jefferson-Pilot Corp.                           80,726           6,034,269
Kansas City Life Insurance Co.                  70,800           2,504,550
Lincoln National Corp.                          26,903           1,272,848
Marsh & McLennan Cos., Inc.                  2,682,868         313,895,556
Mercury General Corp.                            2,000              87,750
MetLife, Inc.                                1,885,000          65,975,000
Mutual Risk Management Ltd.                    240,000           3,645,000
Progressive Corp.                              186,136          19,288,343
Protective Life Corp.                           43,381           1,399,037
Safeco Corp.                                    23,248             764,278
St. Paul Cos., Inc. (The)                      305,436          16,588,993

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Insurance (continued)
--------------------------------------------------------------------------
Torchmark Corp.                                222,850     $     8,565,797
UICI(1)                                        160,854             955,071
--------------------------------------------------------------------------
                                                           $ 1,295,941,872
--------------------------------------------------------------------------
Investment Services -- 3.4%
--------------------------------------------------------------------------
Dain Rauscher Corporation                       13,749     $     1,301,858
E*Trade Group, Inc.(1)                         771,248           5,687,954
Federated Investors, Inc.                      878,947          25,599,331
Federated Investors, Inc.,
Class B(2)(3)                                  378,000          11,005,397
Federated Investors, Inc.,
Class B(2)(3)                                  378,000          11,004,204
Franklin Resources, Inc.                     1,746,081          66,525,686
Goldman Sachs Group, Inc.                        9,627           1,029,487
Knight Trading Group, Inc.(1)                  475,000           6,620,313
Legg Mason, Inc.                                17,641             961,435
Merrill Lynch & Co., Inc.(2)(3)                150,000          10,213,422
Merrill Lynch & Co., Inc.                    2,822,531         192,461,333
Morgan Stanley Dean Witter & Co.             3,038,338         240,788,287
Nuveen (John) Co., Class A (The)                50,000           2,875,000
Price (T. Rowe) Associates, Inc.               139,176           5,882,357
Schwab (Charles) Corp.                       1,105,111          31,357,525
Stilwell Financial, Inc.                        95,458           3,764,625
Waddell & Reed Financial, Inc., Class A         19,020             715,628
Waddell & Reed Financial, Inc., Class B         81,862           3,069,825
--------------------------------------------------------------------------
                                                           $   620,863,667
--------------------------------------------------------------------------
Lodging and Gaming -- 0.1%
--------------------------------------------------------------------------
Marriott International, Inc., Class A          157,628     $     6,659,783
Royal Caribbean Cruises Ltd.                   500,000          13,225,000
Wyndham International, Class A(1)              132,212             231,371
--------------------------------------------------------------------------
                                                           $    20,116,154
--------------------------------------------------------------------------
Medical Products -- 4.1%
--------------------------------------------------------------------------
Bausch & Lomb, Inc.                            145,054     $     5,865,621
Baxter International, Inc.                   1,508,565         133,225,147
Becton, Dickinson and Co.                       36,245           1,254,983
Biomet, Inc.                                   129,346           5,133,419
Biomet, Inc.(2)(3)                              87,596           3,473,405
Boston Scientific Corp.(1)                     541,644           7,413,752
Dentsply International, Inc.                    47,401           1,854,564
Edwards Lifesciences Corp.(1)                  295,714           5,248,924
ESC Medical Systems Ltd.(1)                    170,000           2,050,625
Genzyme Corporation - Genzyme Biosurgery
Division (1)                                    86,784             753,936
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Medical Products (continued)
--------------------------------------------------------------------------
Guidant Corp.(1)                               453,816     $    24,477,701
Heartport, Inc.(1)                              41,026              64,103
Hillenbrand Industries, Inc.                   647,898          33,366,747
Johnson & Johnson Co.                        2,478,558         260,403,500
Medtronic, Inc.                              3,548,358         214,232,114
MiniMed, Inc.(1)                               407,100          17,110,942
Schein (Henry), Corp.(1)                     1,125,194          38,959,842
Steris Corp.(1)                                 78,394           1,264,103
VISX, Inc.(1)                                   50,000             521,875
--------------------------------------------------------------------------
                                                           $   756,675,303
--------------------------------------------------------------------------
Metals - Industrial -- 0.4%
--------------------------------------------------------------------------
Alcoa, Inc.                                  1,896,000     $    63,516,000
Allegheny Technologies, Inc.                    21,408             339,852
Nucor Corp.                                    221,462           8,789,273
Phelps Dodge Corp.                               7,332             409,217
Steel Dynamics, Inc.(1)                        311,800           3,429,800
Worthington Industries                         147,466           1,188,945
--------------------------------------------------------------------------
                                                           $    77,673,087
--------------------------------------------------------------------------
Natural Gas Distribution -- 0.8%
--------------------------------------------------------------------------
Coastal Corp. (The)                            200,000     $    17,662,500
Dynegy, Inc.                                   430,200          24,118,088
Dynegy, Inc.(2)(3)                              63,525           3,556,271
Kinder Morgan, Inc.(2)(3)                      500,000          26,059,502
Kinder Morgan, Inc.                          1,275,912          66,586,658
National Fuel Gas Co.                            2,000             125,875
Williams Cos., Inc. (The)                      100,000           3,993,750
--------------------------------------------------------------------------
                                                           $   142,102,644
--------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.2%
--------------------------------------------------------------------------
Baker Hughes, Inc.                             746,804     $    31,039,041
Core Laboratories NV(1)                        205,000           5,599,063
Grant Prideco, Inc.(1)                         163,681           3,590,752
Halliburton Co.                              3,257,050         118,068,063
Nabors Industries, Inc.(1)                     400,000          23,660,000
Nabors Industries, Inc.(1)(2)(3)               150,000           8,869,395
National-Oilwell, Inc.(1)                      641,199          24,806,386
National-Oilwell, Inc.(1)(2)(3)                 45,730           1,766,857
Newpark Resources, Inc.(1)                     110,000           1,051,875
Noble Drilling, Inc.(1)                        170,000           7,384,375
Patterson Energy, Inc.(1)                      200,000           7,450,000
Schlumberger Ltd.                            1,703,413         136,166,577

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Oil and Gas - Equipment and Services (continued)
--------------------------------------------------------------------------
Smith International, Inc.(1)                    70,000     $     5,219,375
Syntroleum Corp.(1)                              2,735              46,495
Transocean Sedco Forex, Inc.                   237,966          10,946,436
Valero Energy Corp.                             51,510           1,915,528
Weatherford International(1)                   163,681           7,733,927
--------------------------------------------------------------------------
                                                           $   395,314,145
--------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.5%
--------------------------------------------------------------------------
Anadarko Petroleum Corp.                     2,591,906     $   184,232,678
Apache Corp.                                   204,874          14,353,985
Burlington Resources, Inc.                     428,629          21,645,765
Devon Energy Corp.                             224,853          13,709,287
El Paso Energy Corp.                           478,836          34,296,629
Kerr - McGee Corp.                             136,199           9,116,821
Newfield Exploration Co.(1)                     60,000           2,846,250
USX-Marathon Group                              50,000           1,387,500
--------------------------------------------------------------------------
                                                           $   281,588,915
--------------------------------------------------------------------------
Oil and Gas - Integrated -- 1.2%
--------------------------------------------------------------------------
BP Amoco PLC ADR                             1,214,307     $    58,134,948
Chevron Corp.                                   93,585           7,902,083
Exxon Mobil Corp.                            1,379,486         119,929,064
Murphy Oil Corp.                                29,700           1,794,994
Pennzoil-Quaker State Co.                       74,457             958,634
Phillips Petroleum Co.                          18,407           1,046,898
Royal Dutch Petroleum Co.                       56,537           3,424,022
Texaco, Inc.                                     2,500             155,313
Tosco Corp.                                    614,619          20,858,632
--------------------------------------------------------------------------
                                                           $   214,204,588
--------------------------------------------------------------------------
Paper and Forest Products -- 0.3%
--------------------------------------------------------------------------
Caraustar Industries, Inc.                     264,862     $     2,483,081
Georgia-Pacific Corp. - G-P Group              655,759          20,410,499
Georgia-Pacific Corp. - Timber Group           305,098           9,133,871
International Paper Co.                        161,321           6,583,913
Louisiana Pacific Corp.                         70,750             716,344
Mead Corporation (The)                          38,768           1,216,346
Temple Inland, Inc.                             12,632             677,391
Westvaco Corp.                                  47,000           1,371,813
Weyerhaeuser Co.                               119,608           6,070,106
Willamette Industries, Inc.                    156,412           7,341,588
--------------------------------------------------------------------------
                                                           $    56,004,952
--------------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Photography -- 0.0%
--------------------------------------------------------------------------
Eastman Kodak Co.                              143,906     $     5,666,299
--------------------------------------------------------------------------
                                                           $     5,666,299
--------------------------------------------------------------------------
Printing and Business Products -- 0.5%
--------------------------------------------------------------------------
Avery Dennison Corp.                         1,501,504     $    82,395,032
Banta Corp.                                     42,341           1,076,308
Bowne & Co., Inc.                              172,640           1,823,510
Consolidated Graphics, Inc.(1)                  70,215             838,192
Day Runner, Inc.(1)                              1,600                 500
Deluxe Corp.                                    80,675           2,038,657
Donnelley (R.R.) & Sons Co.                     85,277           2,302,479
Harland (John H.) Co.                           51,540             728,003
Ikon Office Solutions, Inc.                    122,526             306,315
Workflow Management, Inc.(1)                    79,507             546,611
--------------------------------------------------------------------------
                                                           $    92,055,607
--------------------------------------------------------------------------
Publishing -- 1.6%
--------------------------------------------------------------------------
Belo (A.H.) Corp.                              542,924     $     8,686,784
Dow Jones & Co., Inc.                          376,300          21,307,988
Gannett Co., Inc.                              600,300          37,856,419
Houghton Mifflin Co.                            97,400           4,516,925
MacClatchy Co. (The), Class A                   48,066           2,048,813
McGraw-Hill Companies, Inc. (The)            3,155,455         184,988,549
Meredith Corp.                                 190,000           6,115,625
New York Times Co. (The), Class A              315,755          12,649,935
Tribune Co.                                    226,200           9,556,950
Washington Post Co. (The), Class B               3,600           2,220,750
--------------------------------------------------------------------------
                                                           $   289,948,738
--------------------------------------------------------------------------
Real Estate -- 0.2%
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                     55,000     $     2,756,875
Catellus Development Corp.(1)                  415,722           7,275,135
Equity Office Properties Trust                   2,812              91,742
Jones Lang Lasalle, Inc.(1)                    213,193           2,958,053
Rouse Co. (The)                                127,700           3,256,350
Trammell Crow Co.(1)                           876,098          11,827,323
Ventas, Inc.                                    25,600             144,000
--------------------------------------------------------------------------
                                                           $    28,309,478
--------------------------------------------------------------------------
Restaurants -- 1.1%
--------------------------------------------------------------------------
Boston Chicken, Inc.(1)(2)                      38,500     $           385
Brinker International, Inc.(1)                 388,158          16,399,676

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Restaurants (continued)
--------------------------------------------------------------------------
CBRL Group, Inc.                                62,047     $     1,128,480
CKE Restaurants, Inc.                            5,522              15,186
Evans (Bob) Farms, Inc.                         48,193           1,027,113
Jack in the Box, Inc.(1)                       500,000          14,718,750
Lone Star Steakhouse and Saloon, Inc.          345,981           3,330,067
McDonald's Corp.                             2,075,892          70,580,328
Outback Steakhouse, Inc.(1)                    685,923          17,748,258
Outback Steakhouse, Inc.(1)(2)(3)              600,000          15,517,884
Outback Steakhouse, Inc.(1)(2)(3)              500,000          12,918,902
Papa John's International, Inc.(1)             197,246           4,388,724
Sonic Corp.(1)                                  71,007           1,655,351
Starbucks Corp.(1)                             684,000          30,267,000
Tricon Global Restaurants, Inc.(1)             219,321           7,237,593
--------------------------------------------------------------------------
                                                           $   196,933,697
--------------------------------------------------------------------------
Retail - Food and Drug -- 2.1%
--------------------------------------------------------------------------
Albertson's, Inc.                              868,341     $    23,011,036
CVS Corp.                                    1,958,878         117,410,250
Delhaize America, Inc.                          33,442             591,505
Kroger Co. (The)(1)                             60,140           1,627,539
Safeway, Inc.(1)                             3,479,293         217,455,813
Walgreen Co.                                   518,466          21,678,360
Winn-Dixie Stores, Inc.                        519,957          10,074,167
--------------------------------------------------------------------------
                                                           $   391,848,670
--------------------------------------------------------------------------
Retail - General -- 1.5%
--------------------------------------------------------------------------
99 Cents Only Stores(1)                        571,116     $    15,634,300
Casey's General Stores, Inc.                    91,201           1,362,315
Costco Wholesale Corporation(1)                 20,435             816,123
Costco Wholesale Corporation(1)(2)(3)           56,823           2,266,106
Department 56, Inc.(1)                         255,162           2,934,363
Dollar General Corp.                           249,983           4,718,429
Dollar Tree Stores, Inc.(1)                  1,518,256          37,197,272
Family Dollar Stores                         2,618,411          56,132,186
May Department Stores Co. (The)                436,040          14,280,310
Nordstrom, Inc.                                 65,692           1,194,773
Penney (J.C.) Company, Inc.                    907,984           9,874,326
Sears Roebuck & Co.                             15,750             547,313
Target Corporation                           2,200,000          70,950,000
Wal-Mart Stores, Inc.                        1,175,988          62,474,363
--------------------------------------------------------------------------
                                                           $   280,382,179
--------------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Retail - Specialty and Apparel -- 2.5%
--------------------------------------------------------------------------
Abercrombie & Fitch Co., Class A(1)              5,604     $       112,080
AutoNation, Inc.(1)                          5,359,593          32,157,558
Burlington Coat Factory Warehouse Corp.        628,228          11,897,068
Circuit City Stores-Circuit City Group         216,000           2,484,000
Gap, Inc. (The)                                521,688          13,303,044
Harcourt General, Inc.                         216,416          12,378,995
Home Depot, Inc. (The)                       4,294,789         196,218,172
Intimate Brands, Inc.                           53,000             795,000
Limited, Inc. (The)                            675,566          11,526,845
Limited, Inc. (The)(2)(3)                       45,139             769,173
Lowe's Companies                             2,313,241         102,939,225
Neiman Marcus Group, Inc. (The),
Class B(1)                                      65,206           2,159,949
Office Depot, Inc.(1)                          303,219           2,160,435
OfficeMax, Inc.(1)                             912,117           2,622,336
Payless Shoesource, Inc.(1)                      7,700             544,775
Pep Boys - Manny, Moe & Jack (The)              97,976             355,163
Pier 1 Imports, Inc.                           350,000           3,609,375
RadioShack Corporation                         609,588          26,097,986
Tiffany and Co.                                 88,000           2,783,000
TJX Companies, Inc. (The)                    1,000,000          27,750,000
Too, Inc.(1)                                    39,087             488,588
--------------------------------------------------------------------------
                                                           $   453,152,767
--------------------------------------------------------------------------
Specialty Chemicals and Materials -- 0.7%
--------------------------------------------------------------------------
Arch Chemicals, Inc.                             4,950     $        87,863
Ecolab, Inc.                                 2,023,831          87,404,201
International Flavors & Fragrances, Inc.       148,101           3,008,302
MacDermid, Inc.                                 61,937           1,176,803
Millipore Corp.                                101,440           6,390,720
Minnesota Mining & Manufacturing Co.           122,203          14,725,462
Olin Corp.                                       9,900             219,038
Pall Corp.                                     216,000           4,603,500
RPM, Inc.                                      470,138           4,025,557
Sigma Aldrich Corp.                            395,000          15,528,438
--------------------------------------------------------------------------
                                                           $   137,169,884
--------------------------------------------------------------------------
Tobacco -- 0.1%
--------------------------------------------------------------------------
Philip Morris Co., Inc.                        481,024     $    21,165,056
--------------------------------------------------------------------------
                                                           $    21,165,056
--------------------------------------------------------------------------
Transportation -- 1.7%
--------------------------------------------------------------------------
Arnold Industries, Inc.                        148,543     $     2,673,774

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Transportation (continued)
--------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.             214,916     $     6,084,809
CSX Corp.                                       36,496             946,615
FedEx Corp.(1)                               2,945,106         117,686,436
Florida East Coast Industries, Inc.            122,888           4,408,607
Heartland Express, Inc.(1)                     250,000           5,703,125
Kansas City Southern Industrials, Inc.          15,215             154,052
Norfolk Southern Corp.                             390               5,192
Robinson (C.H.) Worldwide, Inc.                821,308          25,819,870
Robinson (C.H.) Worldwide, Inc.(2)(3)          320,000          10,055,389
Union Pacific Corp.                             92,081           4,673,111
United Parcel Service, Inc., Class B         2,234,027         131,388,713
--------------------------------------------------------------------------
                                                           $   309,599,693
--------------------------------------------------------------------------
Trucks and Parts -- 0.0%
--------------------------------------------------------------------------
Arvinmeritor, Inc.                              53,849     $       612,532
Paccar, Inc.                                    12,894             635,030
--------------------------------------------------------------------------
                                                           $     1,247,562
--------------------------------------------------------------------------
Water Utilities -- 0.0%
--------------------------------------------------------------------------
American Water Works Co.                        79,211     $     2,326,823
--------------------------------------------------------------------------
                                                           $     2,326,823
--------------------------------------------------------------------------
Total Common Stocks
   (identified cost $13,439,891,552)                       $18,037,861,223
--------------------------------------------------------------------------

RIGHTS -- 0.0%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Computer Software -- 0.0%
--------------------------------------------------------------------------
Veritas Software Corp.
(Tax Refund Rights)(1)                         197,392     $        15,791
--------------------------------------------------------------------------
                                                           $        15,791
--------------------------------------------------------------------------
Total Rights
   (identified cost $15,791)                               $        15,791
--------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.5%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
--------------------------------------------------------------------------
Barton Capital Corp., 6.62%, 1/11/01        $   30,151     $    30,095,556
Barton Capital Corp., 6.65%, 1/5/01             78,988          78,929,637
Barton Capital Corp., 6.65%, 1/5/01             65,000          64,951,972
Corporate Receivables Corp.,
6.53%, 1/2/01                                   21,450          21,446,109
Ford Motor Credit Co., 6.51%, 1/10/01           84,943          84,804,755
--------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $280,228,029)                       $   280,228,029
--------------------------------------------------------------------------
Total Investments -- 99.6%
   (identified cost $13,720,135,372)                       $18,318,105,043
--------------------------------------------------------------------------

SECURITIES SOLD SHORT -- -1.0%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
American International Group, Inc.           1,000,000     $   (98,562,500)
Oracle Corp.                                 2,000,000         (58,125,000)
Siebel Systems, Inc.                           400,000         (27,050,000)
--------------------------------------------------------------------------
Total Securities Sold Short
   (proceeds $227,951,317)                                 $  (183,737,500)
--------------------------------------------------------------------------
Other Assets, Less Liabilities
   excluding securities sold short -- 1.4%                 $   250,701,342
--------------------------------------------------------------------------
Net Assets -- 100.0%                                       $18,385,068,885
--------------------------------------------------------------------------

 ADR - American Depositary Receipt
 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3) Security restricted from resale for a period not exceeding two years. At December 31, 2000, the value of these securities totaled $487,752,865 or 2.7% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
---------------------------------------------------------
Investments, at value (identified cost,
   $13,720,135,372)                       $18,318,105,043
Cash                                           33,931,620
Deposits with brokers for securities
   sold short                                 187,909,032
Dividends and interest receivable              22,219,113
Receivable for investments sold                 6,947,733
Tax reclaim receivable                             22,242
Other assets                                      294,764
---------------------------------------------------------
TOTAL ASSETS                              $18,569,429,547
---------------------------------------------------------

Liabilities
---------------------------------------------------------
Securities sold short, at value
   (proceeds received of $227,951,317)    $   183,737,500
Miscellaneous liabilities                          32,000
Payable to affiliate for Trustees' fees            16,977
Accrued expenses                                  574,185
---------------------------------------------------------
TOTAL LIABILITIES                         $   184,360,662
---------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $18,385,068,885
---------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $13,742,884,218
Net unrealized appreciation (computed on
   the basis of identified cost)            4,642,184,667
---------------------------------------------------------
TOTAL                                     $18,385,068,885
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $953,924)                              $145,545,700
Interest                                    44,194,837
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $189,740,537
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $ 73,317,616
Trustees fees and expenses                      41,436
Custodian fee                                1,951,652
Legal and accounting services                  123,245
Amortization of organization expenses            1,989
Miscellaneous                                  381,771
------------------------------------------------------
TOTAL EXPENSES                            $ 75,817,709
------------------------------------------------------

NET INVESTMENT INCOME                     $113,922,828
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $118,155,592
   Securities sold short                    78,957,715
   Foreign currency transactions              (150,768)
------------------------------------------------------
NET REALIZED GAIN                         $196,962,539
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 97,145,947
   Securities sold short                    44,213,817
   Foreign currency                              1,179
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $141,360,943
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $338,323,482
------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $452,246,310
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $     113,922,828  $      82,826,268
   Net realized gain                            196,962,539         19,281,587
   Net change in unrealized appreciation
      (depreciation)                            141,360,943      1,954,982,313
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     452,246,310  $   2,057,090,168
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   4,816,070,598  $   5,393,615,110
   Withdrawals                               (1,997,896,982)    (1,040,915,654)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $   2,818,173,616  $   4,352,699,456
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   3,270,419,926  $   6,409,789,624
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $  15,114,648,959  $   8,704,859,335
------------------------------------------------------------------------------
AT END OF YEAR                            $  18,385,068,885  $  15,114,648,959
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                    YEAR ENDED DECEMBER 31,                                       YEAR ENDED OCTOBER 31,
                                  ----------------------------    PERIOD ENDED            ---------------------------------------
                                      2000            1999        DECEMBER 31, 1998(1)       1998           1997         1996(2)
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily
   net assets):
   Expenses                              0.45%           0.46%               0.48%(3)           0.50%          0.56%        0.66%(3)
   Net investment income                 0.67%           0.72%               0.72%(3)           0.78%          0.81%        0.91%(3)
Portfolio Turnover                         13%             11%                  3%                12%            14%           6%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                $18,385,069     $15,114,649          $8,704,859         $6,985,678     $2,871,446     $936,800
---------------------------------------------------------------------------------------------------------------------------------

 (1)  For the two-month period ended December 31, 1998.
 (2) For the period from the start of business, December 1, 1995, to October 31, 1996.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such taxable income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 D Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Put Options -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

 G Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the adviser fee was 0.43% of the Portfolio's average net assets. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees' Deferred Compensation Plan. For the year ended December 31, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, aggregated $3,441,068,199 and $2,085,534,854, respectively. In addition, investments having an aggregate market value of $457,566,723 at dates of withdrawal were distributed in payment for capital withdrawals. During the year ended December 31, 2000, investors contributed securities with a value of $2,622,113,147.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 5,919,433,713
    ---------------------------------------------------------
    Gross unrealized appreciation             $12,444,556,001
    Gross unrealized depreciation                 (45,884,671)
    ---------------------------------------------------------
    NET UNREALIZED APPRECIATION               $12,398,671,330
    ---------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2000.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2000.

7 Restricted Securities
-------------------------------------------
   At December 31, 2000, the Portfolio owned the following securities (representing 2.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The securities' are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                                DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE      COST       FAIR VALUE
    ----------------------------------------------------------------------------------------------
    COMMON STOCKS
    ----------------------------------------------------------------------------------------------
    Affiliated Computer Services, Inc.           11/29/00      80,327   $  4,516,629  $  4,867,837
    Alltel Corp.                                  5/16/00      30,000      1,896,544     1,872,732
    American International Group, Inc.            3/17/00     375,000     24,949,397    36,948,001
    Andrx Group                                  11/29/00     300,000     19,676,691    17,337,541
    At Home Corp., Series A                       3/17/00     171,895      5,000,018       950,572
    Avaya, Inc.                                   9/29/00      25,000        963,897       257,774
    Biomet, Inc.                                  7/19/00      87,596      2,500,016     3,473,405
    Blyth Industries, Inc.                        7/19/00     167,616      5,000,017     4,040,198
    Boeing Company (The)                          9/27/00     250,000     16,506,453    16,478,344
    Cablevision Systems Corp.                     7/19/00     130,000      8,826,740    11,032,213
    Cardinal Health, Inc.                         9/27/00      24,100      2,287,570     2,397,811
    Costco Wholesale Corporation                 11/29/00      56,823      2,000,006     2,266,106
    Cypress Semiconductor Corporation             7/19/00      19,307      1,000,048       379,774
    Dynegy, Inc.                                 11/29/00      63,525      3,108,056     3,556,271
    Federated Investors, Inc., Class B            3/17/00     378,000      6,243,996    11,005,397
    Federated Investors, Inc., Class B            5/16/00     378,000      7,221,298    11,004,204
    GreenPoint Financial Corp.                   11/29/00     300,000      8,780,559    12,263,596
    Intel Corp.                                  11/29/00     350,000     14,688,889    10,506,750
    Intel Corp.                                  11/29/00     119,093      5,000,002     3,575,119
    Jabil Circuit, Inc.                           5/16/00   2,082,013     75,000,003    52,806,866
    Keebler Food Products Co.                     5/16/00      28,300      1,000,011     1,172,144
    Kinder Morgan, Inc.                           9/27/00     500,000     19,657,969    26,059,502
                                                DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE      COST       FAIR VALUE
    ----------------------------------------------------------------------------------------------
    King Pharmaceuticals, Inc.                   11/29/00   1,563,838   $ 77,586,646  $ 80,714,682
    Lilly (Eli) & Co.                            11/29/00      38,250      3,504,173     3,554,524
    Limited, Inc. (The)                           9/27/00      45,139      1,000,019       769,173
    Lucent Technologies, Inc.                     5/16/00     300,000     16,638,317     4,049,613
    McLeodUSA, Inc.                               3/17/00     150,000      4,182,109     2,116,102
    McLeodUSA, Inc.                               7/19/00     231,562      5,000,017     3,267,951
    Merrill Lynch & Co., Inc.                    11/29/00     150,000      9,192,441    10,213,422
    Nabors Industries, Inc.                       3/17/00     150,000      5,738,829     8,869,395
    National-Oilwell, Inc.                        9/27/00      45,730      1,347,011     1,766,857
    Outback Steakhouse, Inc.                      5/16/00     600,000     19,815,679    15,517,884
    Outback Steakhouse, Inc.                     11/29/00     500,000     13,011,703    12,918,902
    Robinson (C.H.) Worldwide, Inc.               5/16/00     320,000      8,260,903    10,055,389
    Smithfield Foods, Inc.                        7/19/00     892,858     24,981,274    27,137,067
    Solectron Corp.                               5/16/00     500,000     17,137,378    16,942,231
    Solectron Corp.                               7/19/00     250,000     11,747,977     8,467,584
    Sun Microsystems, Inc.                        5/16/00      47,490      2,000,072     1,323,253
    Sysco Corp.                                   5/16/00      99,028      2,000,020     2,969,478
    Sysco Corp.                                   9/27/00      44,744      1,015,003     1,340,558
    TMP Worldwide, Inc.                           5/16/00      34,846      2,048,347     1,916,128
    Voicestream Wireless Corporation              3/17/00     395,175     46,008,743    39,590,515
    ----------------------------------------------------------------------------------------------
                                                                        $508,041,470  $487,752,865
    ----------------------------------------------------------------------------------------------

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the supplementary data for the two years ended December 31, 2000, the two-month period ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998 and for the period from the start of business, December 1, 1995, to October 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2000, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

EATON VANCE TAX-MANAGED GROWTH FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE TAX-MANAGED GROWTH FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.,
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operaring Officer
Helman, Jordan Management Co., Inc.
President
Jordan Simmons Capital LLC and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

TAX-MANAGED GROWTH PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operaring Officer
Helman, Jordan Management Co., Inc.
President
Jordan Simmons Capital LLC and Unicorn Corporation

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF TAX-MANAGED GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE TAX-MANAGED GROWTH FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022






EATON VANCE TAX-MANAGED GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109
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   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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158-2/01                                                                   TGSRC